1Q24 Shareholder Letter

To Our AppLovin Shareholders: The first quarter marked a strong start to 2024 with outstanding business performance driven by the continued improvement of our AXON technology. We were encouraged to see improvement in the app advertising market with another quarter of year-over-year market growth and a continued shift to real-time bidding. By continuing to innovate and improve our AXON technology, we remain committed to driving growth not just for our company, but for the entire ecosystem we support. In the first quarter, we generated revenue of $1.06 billion (+48% yr/yr), net income of $236 million at a net margin of 22%, and Adjusted EBITDA of $549 million (+101% yr/yr) at an Adjusted EBITDA margin of 52%. Net cash from operating activities was $393 million, with free cash flow of $388 million. At the end of 1Q24, we had $436 million in cash and cash equivalents and approximately 329 million shares of our Class A common stock outstanding. Our Software Platform revenue grew for the fifth consecutive quarter to a record $678 million in Q1, representing 18% growth from last quarter (+91% yr/yr), with Adjusted EBITDA expanding 17% from last quarter to $492 million (+125% yr/yr) at an Adjusted EBITDA margin of 73%. During the first quarter, we repurchased and withheld a total of 14.9 million shares of our Class A common stock which, net of new share issuances during the quarter, reduced our total shares outstanding by approximately 3%. We have approximately $500 million remaining under our $1.25 billion share repurchase authorization as of May 8th. Looking ahead to the second quarter of 2024, our outlook is as follows: Financial Guidance Summary1 2Q24 Total Revenue $1,060 to $1,080 million Adjusted EBITDA $550 to $570 million Adjusted EBITDA Margin 52% - 53% AppLovin Corporation / 1Q24 Shareholder Letter 2 1We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this letter.

1Q24

# Financial Overview

ALL COMPARISONS ARE TO 1Q23 UNLESS OTHERWISE NOTED.

**Revenue** was $1.06 billion, an increase of 48%.

**Software Platform** revenue grew 91% to $678 million. Segment Adjusted EBITDA increased 125% to $492 million, a 73% margin.

**Apps** revenue grew 5% to $380 million. Segment Adjusted EBITDA increased 3% to $57 million, a 15% margin.

**Net Income** was $236 million, a net margin of 22% compared to a net loss of $4.5 million and a net margin of -1%.

**Adjusted EBITDA** increased 101% to $549 million, an Adjusted EBITDA margin of 52%.

**Cash Flow:** We generated $393 million of net cash from operating activities and $388 million of Free Cash Flow.


Revenue
($ millions)
$715
$750
$864
$953
$1,058
Q123
Q223
Q323
Q423
Q124


Net Income (Loss), Adjusted EBITDA
($ millions)
Net Income (Loss)
Adjusted EBITDA
$(5)
$274
$80
$334
$109
$419
$172
$476
$236
$549
Q123
Q223
Q323
Q423
Q124
(As % Revenue)
38%
44%
49%
50%
52%
-1%
11%
13%
18%
22%
Q123
Q223
Q323
Q423
Q124


Software Platform Revenue
($ millions)
$355
$406
$504
$576
$678
Q123
Q223
Q323
Q423
Q124


Software Platform Adjusted EBITDA
($ millions, as a % of revenue)
$219
62%
$273
67%
$364
72%
$420
73%
$492
73%
Q123
Q223
Q323
Q423
Q124


Cash Flow and Shares Outstanding
($ and shares in millions)
Cash Flow from Operations
Free Cash Flow
Shares Outstanding
371
348
336
340
329
$289
$283
$230
$221
$199
$194
$344
$340
$393
$388
Q123
Q223
Q323
Q423
Q124

Note: Totals may not sum due to rounding

[1] Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow are non-GAAP measures. Please see "Non-GAAP Financial Measures" and the reconciliation from GAAP to non-GAAP measures in the Appendix.

## Software Platform Update

Our Software Platform segment grew significantly in the first quarter with Software Platform revenue of $678 million, up 91% year-over-year driven by further improvement of our AXON technology, which continues to benefit from ongoing self-learning, additional data, and engineering enhancements. Our technology improvements contributed to greater return on ad spend (ROAS) for our advertisers, leading to increased investment. Continued discipline and a relatively fixed cost-base led to exceptional flow-through from revenue to Software Platform Adjusted EBITDA during the quarter, with year-over-year growth of 125% to $492 million at an Adjusted EBITDA margin of 73%.


Software Platform
Revenue
($ millions)
$355
$406
$504
$576
$678
1Q23
2Q23
3Q23
4Q23
1Q24


Software Platform
Adjusted EBITDA
($ millions, as % revenue)
$219
62%
$273
67%
$364
72%
$420
73%
$492
73%
1Q23
2Q23
3Q23
4Q23
1Q24

AppLovin Corporation / 1Q24 Shareholder Letter
4

# Apps Update

In the first quarter, our Apps segment revenue grew 5% year-over-year while our Apps Adjusted EBITDA was $57 million at an Adjusted EBITDA margin of 15%, benefiting from the improved performance of AXON since our launch in 2Q23. While no longer a strategic focus for our business, we continue to expect stability in this segment.



Apps Revenue
($ millions)
$361
$344
$360
$377
$380
1Q23
2Q23
3Q23
4Q23
1Q24



Apps Adjusted EBITDA
($ millions, as % revenue)
$55
$61
$55
$56
$57
15%
18%
15%
15%
15%
1Q23
2Q23
3Q23
4Q23
1Q24

AppLovin Corporation / 1Q24 Shareholder Letter

5

Conclusion We’re proud of the continued momentum our team has achieved through the first quarter of the new year. As we approach the first anniversary of our AXON launch, we are just beginning to explore its full potential. We look forward to sharing our progress throughout the year and we thank you for your continued support. Regards, Adam Foroughi, CEO Matt Stumpf, CFO AppLovin Corporation / 1Q24 Shareholder Letter 6

Appendix This shareholder letter contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this letter to shareholders include, but are not limited to, statements regarding our future financial performance, including our expected financial results and guidance, and growth prospects; our expectations regarding improvements to our AXON technology; our expectations regarding the benefits of our Software Platform to and the growth of our advertising partners; our expectations regarding the growth of our advertising partners and the growth of advertising spending and the advertising ecosystem; and our expectations regarding the performance of our Apps segment. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business due to our limited operating history, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our Software Platform to support new users, the competitive advertising and mobile app ecosystems, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this letter are also subject to other risks and uncertainties, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024. The forward-looking statements in this letter are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. AppLovin Corporation / 1Q24 Shareholder Letter 7

Non-GAAP Financial Metrics To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this shareholder letter includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below. We define Adjusted EBITDA for a particular period as net income (loss) before interest expense and loss on settlement of debt, interest income and other, net (excluding certain recurring items), provision for (benefit from) income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange (gains) losses, stock-based compensation expense, acquisition-related expense and transaction bonuses, restructuring costs, impairment and loss in connection with sale of long-lived assets, loss (gain) on extinguishments of acquisition-related contingent consideration, lease modification and abandonment of leasehold improvements, change in the fair value of contingent consideration, and loss on disposal of long lived assets. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period. We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity. These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP. AppLovin Corporation / 1Q24 Shareholder Letter 8

## Key Metrics

We review the following key metrics on a regular basis to evaluate the health of our business, identify trends affecting our performance, prepare financial projections, and make strategic decisions.

### Quarterly Key Metrics

**Monthly Active Payers (MAPs).** We define a MAP as a unique mobile device active on one of our apps in a month that completed at least one In-App Purchases (IAP) during that time period. A consumer who makes IAPs within two separate apps on the same mobile device in a monthly period will be counted as two MAPs. MAPs for a particular time period longer than one month are the average MAPs for each month during that period. We estimate the number of MAPs by aggregating certain data from third-party attribution partners. Some of our apps do not utilize such third-party attribution partners, and therefore, our MAPs figure for any period does not capture every user that completed an IAP on our apps. We estimate that our counted MAPs generated approximately 99% of our IAP revenue during the three months ending March 31, 2024, and as such, management believes that MAPs are still a useful metric to measure the engagement and monetization potential of our games.

**Average Revenue Per Monthly Active Payer (ARPMAP).** We define ARPMAP as (i) the total IAP Revenue derived from our Apps in a monthly period, divided by (ii) MAPs in that same period. ARPMAP for a particular time period longer than one month is the average ARPMAP for each month during that period. ARPMAP shows how efficiently we are monetizing each MAP.

| | 1Q 2024 | 1Q 2023 |
|---|---|---|
| **Monthly Active Payers (millions)** | 1.8 | 1.8 |
| **Average Revenue per Monthly Active Payer (ARPMAP)** | $48 | $46 |

Our key metrics are not based on any standardized industry methodology and are not necessarily calculated in the same manner or comparable to similarly titled measures presented by other companies. Similarly, our key metrics may differ from estimates published by third parties or from similarly titled metrics of our competitors due to differences in methodology. The numbers that we use to calculate MAPs and ARPMAP are based on internal data. While these numbers are based on what we believe to be reasonable judgments and estimates for the applicable period of measurement, there are inherent challenges in measuring usage and engagement. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy.

AppLovin Corporation / 1Q24 Shareholder Letter 9

AppLovin Corporation Condensed Consolidated Balance Sheets (in thousands, except for share and per share data) (unaudited) March 31, 2024 December 31, 2023 Assets Current assets: Cash and cash equivalents $ 436,336 $ 502,152 Accounts receivable, net 1,035,372 953,810 Prepaid expenses and other current assets 136,180 160,201 Total current assets 1,607,888 1,616,163 Property and equipment, net 172,994 173,331 Goodwill 1,827,197 1,842,850 Intangible assets, net 1,198,122 1,292,635 Other assets 456,316 434,208 Total assets $ 5,262,517 $ 5,359,187 Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 390,079 $ 371,702 Accrued and other current liabilities 256,402 278,861 Short-term debt 35,563 215,000 Deferred revenue 80,480 78,559 Total current liabilities 762,524 944,122 Long-term debt 3,489,891 2,905,906 Other non-current liabilities 249,898 252,830 Total liabilities 4,502,313 4,102,858 Stockholders’ equity: Preferred stock, $0.00003 par value—100,000,000 shares authorized, no shares issued and outstanding as of March 31, 2024 and December 31, 2023 — — Class A and Class B Common Stock, $0.00003 par value—1,700,000,000 (Class A 1,500,000,000 and Class B 200,000,000) shares authorized, 328,958,886 (Class A 273,916,065 and Class B 55,042,821) and 339,886,712 (Class A 268,774,090 and Class B 71,112,622) shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively 11 11 Additional paid-in capital 1,420,895 2,134,581 Accumulated other comprehensive loss (83,896) (65,274) Accumulated deficit (576,806) (812,989) Total stockholders’ equity 760,204 1,256,329 Total liabilities and stockholders’ equity $ 5,262,517 $ 5,359,187 AppLovin Corporation / 1Q24 Shareholder Letter 10

AppLovin Corporation Condensed Consolidated Statements of Operations (in thousands, except share and per share data) (unaudited) Three Months Ended March 31, 2024 2023 Revenue $ 1,058,115 $ 715,405 Costs and expenses: Cost of revenue 294,148 261,960 Sales and marketing 226,687 202,976 Research and development 155,323 144,851 General and administrative 42,398 44,571 Total costs and expenses 718,556 654,358 Income from operations 339,559 61,047 Other income (expense): Interest expense (74,182) (74,511) Other income, net 2,568 10,111 Total other expense, net (71,614) (64,400) Income (loss) before income taxes 267,945 (3,353) Provision for income taxes 31,762 1,165 Net income (loss) 236,183 (4,518) Less: Net income attributable to participating securities $ 1,451 $ — Net income (loss) attributable to common stock—Basic $ 234,732 $ (4,518) Net income (loss) attributable to common stock—Diluted $ 234,784 $ (4,518) Net income (loss) per share attributable to Class A and Class B common stockholders: Basic $ 0.70 $ (0.01) Diluted $ 0.67 $ (0.01) Weighted average common shares used to compute net income (loss) per share attributable to Class A and Class B common stockholders: Basic 335,794,739 373,160,029 Diluted 348,596,295 373,160,029 AppLovin Corporation / 1Q24 Shareholder Letter 11

AppLovin Corporation Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited) Three Months Ended March 31, 2024 2023 Operating Activities Net income (loss) $ 236,183 $ (4,518) Adjustments to reconcile net income (loss) to operating activities: Amortization, depreciation and write-offs 112,667 128,208 Stock-based compensation 95,253 82,966 Other 8,540 9,139 Changes in operating assets and liabilities: Accounts receivable (84,836) 65,614 Prepaid expenses and other assets 26,813 (17,549) Accounts payable 18,056 9,722 Accrued and other liabilities (19,897) 15,080 Net cash provided by operating activities 392,779 288,662 Investing Activities Purchase of non-marketable equity securities (28,333) (16,834) Other investing activities (3,302) 3,859 Net cash used in investing activities (31,635) (12,975) Financing Activities Repurchases of stock (752,224) (64,897) Principal repayments of debt (668,972) (8,327) Payment of withholding taxes related to net share settlement (80,144) (19,167) Payments of licensed asset obligation — (15,254) Proceeds from issuance of debt 1,072,330 — Proceeds from exercise of stock options 9,782 2,906 Other financing activities (5,384) (6,676) Net cash used in financing activities (424,612) (111,415) Effect of foreign exchange rate on cash and cash equivalents (2,348) 1,137 Net increase (decrease) in cash and cash equivalents (65,816) 165,409 Cash and cash equivalents at beginning of the period 502,152 1,080,484 Cash and cash equivalents at end of the period $ 436,336 $ 1,245,893 AppLovin Corporation / 1Q24 Shareholder Letter 12

AppLovin Corporation Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow (in thousands) The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented: Three Months Ended 1Q23 2Q23 3Q23 4Q23 1Q24 Net cash provided by operating activities $ 288,662 $ 229,794 $ 199,066 $ 343,988 $ 392,779 Less: Purchase of property and equipment (70) (3,749) (183) (244) (227) Principal payments on finance leases (5,447) (5,468) (5,276) (3,979) (4,959) Free Cash Flow $ 283,145 $ 220,577 $ 193,607 $ 339,765 $ 387,593 Net cash used in investing activities $ (12,975) $ (42,217) $ (15,833) $ (6,804) $ (31,635) Net cash used in financing activities $ (111,415) $ (556,698) $ (724,154) $ (170,524) $ (424,612) AppLovin Corporation / 1Q24 Shareholder Letter 13

# AppLovin Corporation

## Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in thousands)

The following table provides our Adjusted EBITDA and Adjusted EBITDA margin and a reconciliation of Net Income (Loss) to Adjusted EBITDA for the periods presented:

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 1Q23 | 2Q23 | 3Q23 | 4Q23 | 1Q24 |
| Revenue | $ 715,405 | $ 750,165 | $ 864,256 | $ 953,261 | $ 1,058,115 |
| Net income (loss) | $ (4,518) | $ 80,357 | $ 108,639 | $ 172,233 | $ 236,183 |
| *Net Margin* | *(1)%* | *11 %* | *13 %* | *18 %* | *22 %* |
| Interest expense and loss on settlement of debt | 74,511 | 50,987 | 78,583 | 71,584 | 74,182 |
| Other (income) expense, net | (9,771) | (15,817) | (771) | 18,528 | (3,397) |
| Provision for income taxes | 1,165 | 15,445 | 586 | 6,663 | 31,762 |
| Amortization, depreciation and write-offs | 128,208 | 119,892 | 121,797 | 119,111 | 112,667 |
| Loss on disposal of long lived assets | — | — | — | — | 1,646 |
| Non-operating foreign exchange loss (gain) | (672) | 126 | (613) | (65) | 106 |
| Stock-based compensation | 82,966 | 81,253 | 110,839 | 88,049 | 95,253 |
| Acquisition-related expense | 517 | 247 | 231 | 52 | 369 |
| Restructuring costs | 1,292 | 1,024 | — | — | — |
| Total adjustments | 278,216 | 253,157 | 310,652 | 303,922 | 312,588 |
| Adjusted EBITDA | $ 273,698 | $ 333,514 | $ 419,291 | $ 476,155 | $ 548,771 |
| *Adjusted EBITDA Margin* | *38 %* | *44 %* | *49 %* | *50 %* | *52 %* |

AppLovin Corporation / 1Q24 Shareholder Letter 14

# AppLovin Corporation

**Segment Information**

(in thousands)

The following table provides selected financial data for our reportable segments for the periods indicated:

| | 1Q23 | 2Q23 | 3Q23 | 4Q23 | 1Q24 |
|---|---|---|---|---|---|
| Revenue: | | | | | |
| Software Platform | $ 354,758 | $ 406,063 | $ 504,452 | $ 576,489 | $ 678,370 |
| Apps | 360,647 | 344,102 | 359,804 | 376,772 | 379,745 |
| Total Revenue | $ 715,405 | $ 750,165 | $ 864,256 | $ 953,261 | $1,058,115 |
| Segment Adjusted EBITDA: | | | | | |
| Software Platform | $ 218,694 | $ 272,886 | $ 364,117 | $ 420,008 | $ 492,020 |
| Apps | 55,004 | 60,628 | 55,174 | 56,147 | 56,751 |
| Total Segment Adjusted EBITDA | $ 273,698 | $ 333,514 | $ 419,291 | $ 476,155 | $ 548,771 |
| Interest expense and loss on settlement of debt | (74,511) | (50,987) | (78,583) | (71,584) | (74,182) |
| Other income (expense), net | 9,771 | 15,817 | 771 | (18,528) | 3,397 |
| Amortization, depreciation and write-offs | (128,208) | (119,892) | (121,797) | (119,111) | (112,667) |
| Loss on disposal of long lived assets | — | — | — | — | (1,646) |
| Non-operating foreign exchange gain (loss) | 672 | (126) | 613 | 65 | (106) |
| Stock-based compensation | (82,966) | (81,253) | (110,839) | (88,049) | (95,253) |
| Acquisition-related expense | (517) | (247) | (231) | (52) | (369) |
| Restructuring costs | (1,292) | (1,024) | — | — | — |
| Income (loss) before provision for tax | $ (3,353) | $ 95,802 | $ 109,225 | $ 178,896 | $ 267,945 |
| Segment Adjusted EBITDA Margin: | | | | | |
| Software Platform | 62 % | 67 % | 72 % | 73 % | 73 % |
| Apps | 15 % | 18 % | 15 % | 15 % | 15 % |

AppLovin Corporation / 1Q24 Shareholder Letter

15